(PAYDEN MUTUAL FUNDS LOGO)

PROSPECTUS

FEBRUARY 27, 2009

as supplemented on May 1, 2009

TARGET DATE FUNDS

Payden/Wilshire Longevity Fund 2010+
Payden/Wilshire Longevity Fund 2020+
Payden/Wilshire Longevity Fund 2030+
Payden/Wilshire Longevity Fund 2040+

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

PAYDEN
TARGET DATE FUNDS

TABLE OF CONTENTS

>> TARGET DATE FUNDS
Payden/Wilshire Longevity Fund 2010+                                           4
Payden/Wilshire Longevity Fund 2020+                                           5
Payden/Wilshire Longevity Fund 2030+                                           6
Payden/Wilshire Longevity Fund 2040+                                           7

>> MORE ABOUT STRATEGIES, RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS          15

>> MANAGEMENT OF THE FUNDS                                                    19

>> SHAREHOLDER INFORMATION
Pricing of Fund Shares: Net Asset Value                                       20
How to Purchase Shares                                                        20
How to Redeem Shares                                                          24
Market Timing Activities                                                      24
Dividends, Distributions and Taxes                                            24
General Information                                                           25

Appendix A: Description of Ratings                                            26
Appendix B: Privacy Notice                                                    30
Appendix C: Financial Highlights                                              31

4                                                            Payden Mutual Funds


                                TARGET DATE FUNDS


OVERVIEW

PAYDEN/WILSHIRE LONGEVITY FUNDS:

     Each of the four Payden/Wilshire Longevity Funds (each, a "Fund" and collectively, the "Funds") invests in (1) other mutual funds (each an "Underlying Fund" and collectively, the "Underlying Funds"), which in turn, invest in other securities, including equity securities ("stocks") and fixed income securities or debt obligations (collectively, "bonds"); (2) exchange-traded funds ("ETFs"), which are investment funds that trade like stocks on an exchange, and each of which holds a collection of securities designed to track the performance of an index or basket of stocks with a specific investment objective; and (3) individual securities (e.g., stocks or bonds) as described in this Prospectus.

     Each Fund is considered a "fund of funds" because it attempts to implement its investment strategies by investing its assets primarily in Underlying Funds or ETFs. The Underlying Funds and ETFs are described in greater detail in "The Fund of Funds Structure" discussion in this "Target Date Funds" section of this Prospectus.

GOALS:

     The Funds are popularly known as "target date funds" because they are designed for investors planning to reach age 65 close to the year indicated in the name of the particular Fund. Each Fund seeks to provide capital appreciation and current income consistent with its current asset allocation. This means that each Fund allocates its assets between stocks and bonds, and that this allocation will become more conservative over time as the target age 65 date draws closer and as the investor thereafter continues to move further into life after age 65.

INVESTMENT MANAGEMENT:

     Payden & Rygel ("Payden") serves as the investment adviser to the four Funds. In its overall oversight of the investment program of the Funds, Payden and The Payden & Rygel Investment Group ("P&R Trust") have selected Wilshire Associates Incorporated ("Wilshire") as sub-adviser to manage the assets of each Fund. Payden has day-to-day portfolio management responsibility for the portion of each Fund allocated by Wilshire to individual securities. See the "Management of the Funds" section in this Prospectus for more information about Payden and Wilshire.

PAYDEN/WILSHIRE LONGEVITY FUND 2010+ TICKER SYMBOL PWLFX

INVESTMENT OBJECTIVE:

     The investment objective of the Payden/Wilshire Longevity Fund 2010+ (the "2010 Fund") is to provide a high level of total return over time with an increased emphasis on capital preservation as the target age 65 date approaches. Thereafter, as the investor continues to move further into life after age 65, the emphasis will increasingly be placed on high current income, with a decreasing secondary focus on capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES:

     The 2010 Fund operates under a fund of funds structure in which it invests in Underlying Funds, ETFs and individual securities according to an asset allocation strategy designed for investors born between 1940 and 1950 who are reaching age 65 close to the year 2010. The asset allocation strategy is designed to reduce the volatility of investment returns while still providing the potential for high long-term total returns that are more likely to be achieved by including exposure to stocks. Nevertheless, the 2010 Fund's asset allocation will become more conservative over time as the target age 65 date approaches and thereafter, as the investor moves further into life after age 65. As a result, the 2010 Fund will increase its allocation to bonds over time. In addition to investments in the Underlying Funds and ETFs, the 2010 Fund may also invest directly in individual securities, such as stocks or bonds, and investment instruments, including options and futures on securities and indices. Moreover, the Underlying Funds or ETFs in which the 2010 Fund invests may invest directly in stocks or bonds or investment instruments in accordance with their own investment policies and strategies, which are described elsewhere in this Prospectus.

     As a matter of investment policy, the following is the expected asset allocation for the 2010 Fund between stocks and bonds as of February 2009:

INVESTMENT CATEGORY                  LONGEVITY FUND 2010+
-------------------                  --------------------
Fixed Income Underlying Funds                 13%
Fixed Income ETFs                              0%
Fixed Income Individual Securities            37%
                                             ---
Subtotal: Fixed Income Allocation             50%
Equity Underlying Funds                       22%
Equity ETFs                                   28%
Equity Individual Securities                   0%
                                             ---
Subtotal: Equity Allocation                   50%
Total                                        100%

Prospectus                                                                     5


                                TARGET DATE FUNDS

PAYDEN/WILSHIRE LONGEVITY FUND 2010+ TICKER SYMBOL PWLFX (continued)

     The actual asset allocation for the 2010 Fund among the Underlying Funds, ETFs and individual securities is intended to match its current target asset allocation model, which may change from time to time. In addition, the 2010 Fund's assets may be reallocated among the Underlying Funds, ETFs and individual securities at Wilshire's discretion. However, on at least a quarterly basis, Wilshire will reassess and make any necessary revisions in the 2010 Fund's current target allocation model, including revising the asset class weightings in the model and adding or removing Underlying Funds, ETFs and individual securities to or from the model. The amounts invested by the 2010 Fund in each investment category will vary from time to time depending on Wilshire's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets. Wilshire will also periodically rebalance the weightings in the Underlying Funds, ETFs and individual securities in the 2010 Fund to match its current target asset allocation model. In general, however, Wilshire does not anticipate making frequent changes in the 2010 Fund's asset allocations. For more information, see "The Fund of Funds Structure" discussion in this "Target Date Funds" section in this Prospectus.

     Wilshire uses mathematical and statistical investment processes to allocate assets and construct the 2010 Fund's portfolio in ways that seek to outperform the 2010 Fund's specific benchmarks. However, past performance does not guarantee future results, and these processes may not achieve the desired results.

     Under normal circumstances, the 2010 Fund intends to be fully invested in Underlying Funds, ETFs or individual securities as described in this Prospectus. Pending investment of Fund assets, to meet anticipated redemption requests, or as a temporary defensive measure if Wilshire determines that market conditions warrant, the 2010 Fund may also invest, without limitation, in high quality, U.S. dollar-denominated money market instruments. The reason for implementing a temporary defensive position would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gains from a rising market, thus reducing the 2010 Fund's ability to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS:

     By investing in the 2010 Fund, an investor assumes the general types of risks of investing in the Funds that are described in the "Principal Risks of Investing in the Funds" discussion in this "Target Date Funds" section in this Prospectus.

     In addition, by investing in the 2010 Fund, an investor assumes the same types of risks, either directly or indirectly, as investing in the Underlying Funds or ETFs. Such risks are described in this Prospectus under the "Principal Investment Risks" discussion for each of the Underlying Funds or ETFs in which the 2010 Fund invests. Finally, more information about the risks of investing in the 2010 Fund is located in the "More About Risks Associated with the Underlying Funds and ETFs" discussion in this "Target Date Funds" section of this Prospectus and in the "More About Strategies, Related Risks and Disclosure of Portfolio Holdings" section in this Prospectus.

     There can be no assurance that the 2010 Fund will meet its investment objective, and the 2010 Fund's returns will vary. As a result, an investor could lose money by investing in the 2010 Fund.

PAYDEN/WILSHIRE LONGEVITY FUND 2020+TICKER SYMBOL PWLHX

INVESTMENT OBJECTIVE:

     The investment objective of the Payden/Wilshire Longevity Fund 2020+ (the "2020 Fund") is to provide a high level of total return over time with an increased emphasis on capital preservation as the target age 65 date approaches. Thereafter, as the investor continues to move further into life after age 65, the emphasis will increasingly be placed on high current income, with a decreasing secondary focus on capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES:

     The 2020 Fund operates under a fund of funds structure in which it invests in Underlying Funds, ETFs and individual securities according to an asset allocation strategy designed for investors born between 1950 and 1960 who are reaching age 65 close to the year 2020. The asset allocation strategy is designed to reduce the volatility of investment returns while still providing the potential for high long-term total returns that are more likely to be achieved by including exposure to stocks. Nevertheless, the 2020 Fund's asset allocation will become more conservative over time as the target age 65 date approaches and thereafter, as the investor moves further into life after age 65. As a result, the 2020 Fund will increase its allocation to bonds over time. In addition to investments in the Underlying Funds and ETFs, the 2020 Fund may also invest directly in individual securities, such as stocks or bonds, and investment instruments, including options and futures on securities and indices. Moreover, the Underlying Funds or ETFs in which the 2020 Fund invests may invest directly in stocks or bonds or investment instruments in accordance with their own investment policies and strategies, which are described elsewhere in this Prospectus.

     As a matter of investment policy, the following is the expected asset allocation for the 2020 Fund between stocks and bonds as of February 2009:

6                                                            Payden Mutual Funds


                                TARGET DATE FUNDS

PAYDEN/WILSHIRE LONGEVITY FUND 2020+ TICKER SYMBOL PWLHX (continued)

INVESTMENT CATEGORY                  LONGEVITY FUND 2020+
-------------------                  --------------------
Fixed Income Underlying Funds                 16%
Fixed Income ETFs                              0%
Fixed Income Individual Securities            24%
                                             ---
Subtotal: Fixed Income Allocation             40%
Equity Underlying Funds                       20%
Equity ETFs                                   40%
Equity Individual Securities                   0%
                                             ---
Subtotal: Equity Allocation                   60%
Total                                        100%

     The actual asset allocation for the 2020 Fund among the Underlying Funds, ETFs and individual securities is intended to match its current target asset allocation model, which may change from time to time. In addition, the 2020 Fund's assets may be reallocated among the Underlying Funds, ETFs and individual securities at Wilshire's discretion. However, on at least a quarterly basis, Wilshire will reassess and make any necessary revisions in the 2020 Fund's current target allocation model, including revising the asset class weightings in the model and adding or removing Underlying Funds, ETFs and individual securities to or from the model. The amounts invested by the 2020 Fund in each investment category will vary from time to time depending on Wilshire's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets. Wilshire will also periodically rebalance the weightings in the Underlying Funds, ETFs and individual securities in the 2020 Fund to match its current target asset allocation model. In general, however, Wilshire does not anticipate making frequent changes in the 2020 Fund's asset allocations. For more information, see "The Fund of Funds Structure" discussion in this "Target Date Funds" section in this Prospectus.

     Wilshire uses mathematical and statistical investment processes to allocate assets and construct the 2020 Fund's portfolio in ways that seek to outperform the 2020 Fund's specific benchmarks. However, past performance does not guarantee future results, and these processes may not achieve the desired results.

     Under normal circumstances, the 2020 Fund intends to be fully invested in Underlying Funds, ETFs or individual securities as described in this Prospectus. Pending investment of Fund assets, to meet anticipated redemption requests, or as a temporary defensive measure, if Wilshire determines that market conditions warrant, the 2020 Fund may also invest, without limitation, in high quality, U.S. dollar-denominated money market instruments. The reason for implementing a temporary defensive position would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gains from a rising market, thus reducing the 2020 Fund's ability to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS:

     By investing in the 2020 Fund, an investor assumes the general types of risks of investing in the Funds that are discussed under the "Main Risks of Investing in the Funds" discussion in this "Target Date Funds" section in this Prospectus. In particular, because of the 60% allocation to stock investments, the investor should review the information in that discussion on the risks of investing in "Equity (Stock) Investments."

     In addition, by investing in the 2020 Fund, an investor assumes the same types of risks, either directly or indirectly, as investing in the Underlying Funds or ETFs. Such risks are described in this Prospectus under the "Principal Investment Risks" discussion for each of the Underlying Funds or ETFs in which the 2020 Fund invests. Finally, more information about the risks of investing in the 2020 Fund is located in the "More About Risks Associated with the Underlying Funds and ETFs" discussion in this "Target Date Funds" section in this Prospectus and in the "More About Strategies, Related Risks and Disclosure of Portfolio Holdings" section in this Prospectus.

     There can be no assurance that the 2020 Fund will meet its investment objective, and the 2020 Fund's returns will vary. As a result, an investor could lose money by investing in the 2020 Fund.

PAYDEN/WILSHIRE LONGEVITY FUND 2030+TICKER SYMBOL PWLJX

INVESTMENT OBJECTIVE:

     The investment objective of the Payden/Wilshire Longevity Fund 2030+ (the "2030 Fund") is to provide a high level of total return over time with an increased emphasis on capital preservation as the target age 65 date approaches. Thereafter, as the investor continues to move further into life after age 65, the emphasis will increasingly be placed on high current income, with a decreasing secondary focus on capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES:

     The 2030 Fund operates under a fund of funds structure in which it invests in Underlying Funds, ETFs and individual securities according to an asset allocation strategy designed for investors born between 1960 and 1970 who are reaching age 65 close to the year 2030. The asset allocation strategy is designed to reduce the volatility of investment returns while still providing the potential for high long-term total returns that are more likely to be achieved by including exposure to stocks. Nevertheless, the 2030 Fund's asset allocation will become more conservative over time as the target age 65 date approaches and thereafter, as the investor moves further into life after age 65. As a result, the 2030 Fund will increase its allocation to bonds over time. In addition to investments in the Underlying Funds and ETFs, the 2030 Fund may also invest directly in individual

Prospectus                                                                     7


                                TARGET DATE FUNDS

PAYDEN/WILSHIRE LONGEVITY FUND 2030+ TICKER SYMBOL PWLJX (continued)

securities, such as stocks or bonds, and investment instruments, including options and futures on securities and indices. Moreover, the Underlying Funds or ETFs in which the 2030 Fund invests may invest directly in stock or bonds or investment instruments in accordance with their own investment policies and strategies, which are described in the relevant prospectus for each of the Underlying Funds or ETFs.

     As a matter of investment policy, the following is the expected asset allocation for the 2030 Fund between stocks and bonds as of February 2009:

INVESTMENT CATEGORY                  LONGEVITY FUND 2030+
-------------------                  --------------------
Fixed Income Underlying Funds                 13%
Fixed Income ETFs                              0%
Fixed Income Individual Securities            16%
                                             ---
Subtotal: Fixed Income Allocation             29%
Equity Underlying Funds                       24%
Equity ETFs                                   47%
Equity Individual Securities                   0%
                                             ---
Subtotal: Equity Allocation                   71%
Total                                        100%

     The actual asset allocation for the 2030 Fund among the Underlying Funds, ETFs and individual securities is intended to match its current target asset allocation model, which may change from time to time. In addition, the 2030 Fund's assets may be reallocated among the Underlying Funds, ETFs and individual securities at Wilshire's discretion. However, on at least a quarterly basis, Wilshire will reassess and make any necessary revisions in the 2030 Fund's current target allocation model, including revising the asset class weightings in the model and adding or removing Underlying Funds, ETFs and individual securities to or from the model. The amounts invested by the 2030 Fund in each investment category will vary from time to time depending on Wilshire's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets. Wilshire will also periodically rebalance the weightings in the Underlying Funds, ETFs and individual securities in the 2030 Fund to match its current target asset allocation model. In general, however, Wilshire does not anticipate making frequent changes in the 2030 Fund's asset allocations. For more information, see "The Fund of Funds Structure" discussion in this "Target Date Funds" section in this Prospectus.

     Wilshire uses mathematical and statistical investment processes to allocate assets and construct the 2030 Fund's portfolio in ways that seek to outperform the 2030 Fund's specific benchmarks. However, past performance does not guarantee future results, and these processes may not achieve the desired results.

     Under normal circumstances, the 2030 Fund intends to be fully invested in Underlying Funds, ETFs or individual securities as described in this Prospectus. Pending investment of Fund assets, to meet anticipated redemption requests, or as a temporary defensive measure if Wilshire determines that market conditions warrant, the 2030 Fund may also invest, without limitation, in high quality, U.S. dollar-denominated money market instruments. The reason for implementing a temporary defensive position would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gains from a rising market, thus reducing the 2030 Fund's ability to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS:

     By investing in the 2030 Fund, an investor assumes the general types of risks of investing in the Funds that are discussed under the "Principal Risks of Investing in the Funds" discussion in this "Target Date Funds" section in this Prospectus. In particular, because of the 71% allocation to equity investments, the investor should review the information in that discussion on the risks of investing in "Equity (Stock) Investments." In addition, by investing in the 2030 Fund, an investor assumes the same types of risks, either directly or indirectly, as investing in the Underlying Funds or ETFs. Such risks are described in this Prospectus under the "Principal Investment Risks" discussion for each of the Underlying Funds or ETFs in which the 2030 Fund invests. Finally, more information about the risks of investing in the 2030 Fund is located in the "More About Risks Associated with the Underlying Funds and ETFs" discussion in this "Target Date Funds" section of this Prospectus and in the "More About Strategies, Related Risks and Disclosure of Portfolio Holdings"
section in this Prospectus.

     There can be no assurance that the 2030 Fund will meet its investment objective, and the 2030 Fund's returns will vary. As a result, an investor could lose money by investing in the 2030 Fund.

PAYDEN/WILSHIRE LONGEVITY FUND 2040+ TICKER SYMBOL PWLLX

INVESTMENT OBJECTIVE:

     The investment objective of the Payden/Wilshire Longevity Fund 2040+ (the "2040 Fund") is to provide a high level of total return over time with an increased emphasis on capital preservation as the target age 65 date approaches. Thereafter, as the investor continues to move further into life after age 65, the emphasis will increasingly be placed on high current income, with a decreasing secondary focus on capital appreciation.

8                                                            Payden Mutual Funds


                               TARGET DATE FUNDS

PAYDEN/WILSHIRE LONGEVITY FUND 2040+ TICKER SYMBOL PWLLX (continued)

PRINCIPAL INVESTMENT STRATEGIES:

     The 2040 Fund operates under a fund of funds structure in which it invests in Underlying Funds, ETFs and individual securities according to an asset allocation strategy designed for investors born between 1970 and 1980 who are reaching age 65 close to the year 2040. The asset allocation strategy is designed to reduce the volatility of investment returns while still providing the potential for high long-term total returns that are more likely to be achieved by including exposure to stocks. Nevertheless, the 2040 Fund's asset allocation will become more conservative over time as the target age 65 date approaches and thereafter, as the investor moves further into life after age 65. As a result, the 2040 Fund will increase its allocation to bonds over time. In addition to investments in the Underlying Funds and ETFs, the 2040 Fund may also invest directly in individual securities, such as stocks or bonds, and investment instruments, including options and futures on securities and indices. Moreover, the Underlying Funds or ETFs in which the 2040 Fund invests may invest directly in stocks or bond or investment instruments in accordance with their own investment policies and strategies, which are described in this Prospectus.

     As a matter of investment policy, the following is the expected asset allocation for the 2040 Fund between stocks and bonds as of February 2009:

INVESTMENT CATEGORY                  LONGEVITY FUND 2040+
-------------------                  --------------------
Fixed Income Underlying Funds                  9%
Fixed Income ETFs                              0%
Fixed Income Individual Securities             3%
                                             ---
Subtotal: Fixed Income Allocation             12%
Equity Underlying Funds                       30%
Equity ETFs                                   58%
Equity Individual Securities                   0%
                                             ---
Subtotal                                      88%
Total                                        100%

     The actual asset allocation for the 2040 Fund among the Underlying Funds, ETFs and individual securities is intended to match its current target asset allocation model, which may change from time to time. In addition, the 2040 Fund's assets may be reallocated among the Underlying Funds, ETFs and individual securities at Wilshire's discretion. However, on at least a quarterly basis, Wilshire will reassess and make any necessary revisions in the 2040 Fund's current target allocation model, including revising the asset class weightings in the model and adding or removing Underlying Funds, ETFs and individual securities to or from the model. The amounts invested by the 2040 Fund in each investment category will vary from time to time depending on Wilshire's assessment of business, economic and market conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets. Wilshire will also periodically rebalance the weightings in the Underlying Funds, ETFs and individual securities in the 2040 Fund to match its current target asset allocation model. In general, however, Wilshire does not anticipate making frequent changes in the 2040 Fund's asset allocations. For more information, see "The Fund of Funds Structure" discussion in this "Target Date Funds" section in this Prospectus.

     Wilshire uses mathematical and statistical investment processes to allocate assets and construct the 2040 Fund's portfolio in ways that seek to outperform the 2040 Fund's specific benchmarks. However, past performance does not guarantee future results, and these processes may not achieve the desired results.

     Under normal circumstances, the 2040 Fund intends to be fully invested in Underlying Funds, ETFs or individual securities as described in this Prospectus. Pending investment of Fund assets, to meet anticipated redemption requests, or as a temporary defensive measure, if Wilshire determines that market conditions warrant, the 2040 Fund may also invest, without limitation, in high quality, U.S. dollar-denominated money market instruments. The reason for implementing a temporary defensive position would be to avoid market losses. However, if market conditions improved, this strategy could result in reducing the potential gains from a rising market, thus reducing the 2040 Fund's ability to achieve its investment objective.

PRINCIPAL INVESTMENT RISKS:

     By investing in the 2040 Fund, an investor assumes the general types of risks of investing in the Funds that are discussed under the "Principal Risks of Investing in the Funds" discussion in this "Target Date Funds" section in this Prospectus. In particular, because of the 88% allocation to stock investments, the investor should review the information in that discussion on the risks of investing in "Equity (Stock) Investments."

     In addition, by investing in the 2040 Fund, an investor assumes the same types of risks, either directly or indirectly, as investing in the Underlying Funds or ETFs. Such risks are described in this Prospectus under the "Principal Investment Risks" discussion for each of the Underlying Funds or ETFs in which the 2040 Fund invests. Finally, more information about the risks of investing in the 2040 Fund is located in the "More About Risks Associated with the Underlying Funds and ETFs" discussion in this "Target Date Funds" section of this Prospectus and in the "More About Strategies, Related Risks and Disclosure of Portfolio Holdings" section in this Prospectus.

     There can be no assurance that the 2040 Fund will meet its investment objective, and the 2040 Fund's returns will vary. As a result, an investor could lose money by investing in the 2040 Fund.

Prospectus                                                                     9


                               TARGET DATE FUNDS

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

Risks of Investing in the Underlying Funds and ETFs. Each of the Underlying Funds and ETFs in which a Fund invests has its own investment risks, and those risks can affect the value of the Underlying Funds' and ETFs' shares and therefore the value of the Fund's shares. By investing in that Fund, therefore, you assume the same types of risks, either directly or indirectly, as investing in the Underlying Funds and ETFs. Moreover, to the extent that the Fund invests more of its assets in one Underlying Fund or ETF than in another, the Fund will have greater exposure to the risks of that Underlying Fund or ETF. The investment objective and principal investment strategies of each of the current Underlying Funds are described elsewhere in this Prospectus. There is no guarantee that the Underlying Funds or ETFs in which the Funds invest will achieve their investment objectives. The risks of the Underlying Funds' or ETFs' investments are described below in the "More About Risks Associated with the Underlying Funds and ETFs" discussion in this "Target Date Funds" section in this Prospectus.

Allocation Risk. Each Fund's investment strategy is to vary the amount invested among asset classes of securities over time. Thus, each Fund is subject to asset allocation risk, which is the risk that Wilshire's evaluations and assumptions regarding the Underlying Funds, ETFs or individual securities may be incorrect in view of actual market conditions, and in that event Wilshire may allocate assets of the Fund to an asset class that underperforms other asset classes. For example, the Fund may have a heavy weight in equity securities ("stocks") when the stock market is falling and the bond market is rising.

Asset Class Risk. Each asset class of investment involves specific risks. To the extent that a Fund invests a greater percentage of its assets in stock Underlying Funds, stock ETFs or individual stocks, such as the 2040 Fund, it will be more susceptible to the risks associated with stocks. Similarly, to the extent a Fund invests a greater percentage of its assets in bond Underlying Funds, bond ETFs or individual fixed income securities or debt obligations (collectively "bonds"), such as the 2010 Fund, it will be more susceptible to the risks associated with bonds.

Equity (Stock) Investments. Each of the Funds, stock Underlying Funds and ETFs (each, a "Fund") may invest in stocks. For assets allocated to stocks, the primary risk is that the value of the stocks held will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of a Fund's stock investments and, therefore, the value of the Fund's shares to fluctuate, and you could lose money investing in a Fund.

Some of the Funds may invest in the stocks of medium and small-sized, less mature, lesser-known companies, which may involve greater risks than those normally associated with larger, more mature, well-known companies. The stocks of companies with medium and small stock market capitalizations may trade less frequently and in limited volume. Medium and small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.

Some of the Funds may invest in foreign securities, which involve additional risks. Foreign currency fluctuations or economic, financial or political instability could cause the value of a Fund's investments to fluctuate. Foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Investing in foreign securities also involves risks resulting from the reduced availability of public information concerning foreign issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Fixed Income (Bond) Investments. Each of the Funds, Bond Underlying Funds and ETFs (each, a "Fund") may invest in bonds. For assets allocated to bonds, the primary risks are interest rate risk, credit risk and prepayment risk. Interest rate risk is the risk that the value of the bonds held by a Fund and, therefore, the value of the shares of the Fund, will fluctuate with changes in interest rates. These fluctuations can be greater for bonds with longer maturities and for mortgage-related bonds. When interest rates fall, the value of already-issued bonds increase in value, and when interest rates rise, the value of already-issued bonds decline in value, and they may sell at discounts from their face amounts or from the amounts a Fund paid for them. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in a Fund.

Credit risk is the risk that the issuer of a bond will be unable to make interest or principal payments on time. A bond's credit rating reflects the credit risk associated with the bond. Higher-rated bonds involve lower credit risk than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government bonds than for U.S. government securities, and higher still for bonds rated below investment grade. The value of the bonds held by a Fund and, therefore, the value of the Fund's shares, will fluctuate with the changes in the credit rating of the bonds held.

With respect to prepayment risk, when interest rates fall, the issuers of mortgage-related bonds may prepay principal to a Fund more quickly than expected and the Fund may be required to reinvest the proceeds at a lower interest rate.

Non-Diversification. Each of the Funds is "non-diversified," which means that a particular Fund may from time to time invest a larger percentage of its assets in securities of a limited number of issuers, i.e., Underlying Funds, ETFs or individual issuers. With the exception of the Payden High Income Fund, each of the Underlying Funds is a non-diversified Fund. Because each Fund is non-diversified, events that affect a few -- or even one -- of the Fund's investments may have a greater impact on the value of the Fund's shares than they would, if the Fund were diversified.

10                                                           Payden Mutual Funds


                               TARGET DATE FUNDS

FUND PERFORMANCE HISTORY

PAST FUND PERFORMANCE:

     The bar chart and the table below for each of the Funds show how the particular Fund has performed. The table gives some indication of the risks of an investment in the particular Fund by showing how the Fund's annual returns over time compare with those of the indicated Composite Index, a broad measure of market performance. After-tax returns for the particular Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     Both charts assume reinvestment of dividends and distributions. Past performance (before and after taxes) is no guarantee of future results.

YEAR BY YEAR TOTAL RETURNS - PAYDEN/WILSHIRE LONGEVITY FUND 2010+

(BAR CHART)

2008   -26.48%

During the one-year period, the fund's best quarter was 2ndQ (-2.87%), and the worst quarter was 4thQ (-13.51%)

AVERAGE ANNUAL RETURNS THROUGH 12/31/08

                                                   INCEPTION
                                        1 YEAR     (06/28/07)
                                       ---------   ---------
PAYDEN/WILSHIRE LONGEVITY FUND 2010+
Before Taxes                            -26.48%     -16.40%
After Taxes on Distributions            -27.27%     -17.30%
After Taxes on Distributions and
   Sale of Fund Shares                  -16.85%     -14.13%
Composite Index*                        -22.19%     -14.61%

* The Composite Benchmark is composed of 40% Barclays Group Aggregate Index and 60% Wilshire 5000 Index. The returns for the Composite Index are before any deduction for taxes, fees or expenses.

YEAR BY YEAR TOTAL RETURNS - PAYDEN/WILSHIRE LONGEVITY FUND 2020+

                                  (BAR CHART)

2008   -28.28%

During the one-year period, the Fund's best quarter was 2ndQ (-2.41%), and the worst quarter was 4thQ (-14.65%)

AVERAGE ANNUAL RETURNS THROUGH 12/31/08

                                                   INCEPTION
                                         1 YEAR    (06/28/07)
                                       ---------   ---------
PAYDEN/WILSHIRE LONGEVITY FUND 2020+
Before Taxes                            -28.28%     -18.14%
After Taxes on Distributions            -28.66%     -18.69%
After Taxes on Distributions and
   Sale of Fund Shares                  -18.05%     -15.38%
Composite Index*                        -22.19%     -14.61%

* The Composite Benchmark is composed of 40% Barclays Group Aggregate Index and 60% Wilshire 5000 Index. The returns for the Composite Index are before any deduction for taxes, fees or expenses.

Prospectus                                                                    11

YEAR BY YEAR TOTAL RETURNS - PAYDEN/WILSHIRE LONGEVITY FUND 2030+

(BAR CHART)

2008   -33.30%

During the one-year period, the Fund's best quarter was 2ndQ (-2.56%), and the worst quarter was 4thQ (-17.27%).

AVERAGE ANNUAL RETURNS THROUGH 12/31/08

                                                                 INCEPTION
                                                       1 YEAR   (06/28/07)
                                                       ------   ----------
PAYDEN/WILSHIRE LONGEVITY FUND 2030+
Before Taxes                                           -33.30%    -22.24%
After Taxes on Distributions                           -33.57%    -22.64%
After Taxes on Distributions and Sale of Fund Shares   -21.30%    -18.71%
                                                       ------     ------
Composite Index*                                       -30.01%    -21.22%

* The Composite Benchmark is composed of 20% Barclays Group Aggregate Index and 80% Wilshire 5000 Index. The returns for the Composite Index are before any deduction for taxes, fees or expenses.

YEAR BY YEAR TOTAL RETURNS - PAYDEN/WILSHIRE LONGEVITY FUND 2040+

(BAR CHART)

2008   -39.70%

During the one-year period, the Fund's best quarter was 2ndQ (-2.44%), and the worst quarter was 4thQ (-21.18%).

AVERAGE ANNUAL RETURNS THROUGH 12/31/08

                                                                 INCEPTION
                                                       1 YEAR   (06/28/07)
                                                       ------   ----------
PAYDEN/WILSHIRE LONGEVITY FUND 2040+
Before Taxes                                           -39.70%    -27.72%
After Taxes on Distributions                           -39.89%    -28.06%
After Taxes on Distributions and Sale of Fund Shares   -25.56%    -23.23%
                                                       ------     ------
Composite Index*                                       -30.01%    -21.22%

* The Composite Benchmark is composed of 20% Barclays Group Aggregate Index and 80% Wilshire 5000 Index. The returns for the Composite Index are before any deduction for taxes, fees or expenses.

12                                                           Payden Mutual Funds


FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. Fund shares are no-load investments, so you will not pay any sales loads, redemption fees or exchange fees in connection with your Fund investment. However, you will indirectly pay annual Fund operating expenses, which vary from year to year.

SHAREHOLDER FEES (fees paid directly from your investment)

2010 FUND   0.00%
2020 FUND   0.00%
2030 FUND   0.00%
2040 FUND   0.00%

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

                                                        TOTAL DIRECT                      TOTAL                           NET
                                                         ANNUAL FUND     UNDERLYING    ANNUAL FUND     FEE WAIVER     ANNUAL FUND
           MANAGEMENT  DISTRIBUTION    OTHER   ADVISER    OPERATING      FUND FEES      OPERATING      OR EXPENSE      OPERATING
             FEE(1)     (12B-1) FEE  EXPENSES  SUBSIDY   EXPENSES(2)  AND EXPENSES(3)  EXPENSES(2)  REIMBURSEMENT(4)    EXPENSES
           ----------  ------------  --------  -------  ------------  ---------------  -----------  ----------------  ------------
2010 Fund     2.91%        0.25%       7.31%    9.46%       1.01%          0.39%          1.40%          0.25%           1.15%
2020 Fund     1.80%        0.25%       4.79%    5.88%       0.96%          0.44%          1.40%          0.25%           1.15%
2030 Fund     1.74%        0.25%       4.56%    5.65%       0.90%          0.50%          1.40%          0.25%           1.15%
2040 Fund     1.78%        0.25%       4.58%    5.29%       0.82%          0.58%          1.40%          0.25%           1.15%

Example of Fund Expenses: This is example will help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. It shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes (1) a $10,000 initial investment, (b) 5% total return each year, and (c) no change in Total Direct Annual Fund Operating Expenses. The example is for comparison only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

            1 YEAR   3 YEARS   5 YEARS   10 YEARS
            ------   -------   -------   --------
2010 FUND    $117      $419      $742     $1,658
2020 FUND    $117      $419      $742     $1,658
2030 FUND    $117      $419      $742     $1,658
2040 FUND    $117      $419      $742     $1,658

(1) The Management Fee is composed of the investment management fee to be paid to Wilshire, 0.15% of average daily net assets, subject to a minimum aggregate annual fee of $150,000, plus the investment management fee to be paid to Payden with respect to that portion of the assets of each Fund for which Payden has day-to-day investment management responsibility, based on each Fund's current target allocation as set forth earlier in this Prospectus under "Principal Investment Strategies" for each Fund.

(2) For each Fund, Payden has contractually agreed that for so long as it is the investment adviser to the Fund, "Total Annual Fund Operating Expenses" (exclusive of taxes and interest) for the Fund will not exceed 1.40%. Total Annual Fund Operating Expenses for a Fund equals the sum of (a) the Total Direct Annual Fund Operating Expenses for the Fund, and (b) the indirect fees and expenses of each Underlying Fund and ETF in which the Fund invests.

(3) Each Fund's shareholders indirectly bear, pro rata, the expenses of the Underlying Funds and ETFs in which each Longevity Fund invests. These amounts represent the fees and expenses incurred indirectly by each Fund through its investment the Underlying Funds and ETFs during the prior fiscal year.

(4) For each Fund, Payden Has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that "Net Annual Fund Operating Expenses" (exclusive of tax and interest) for the Fund exceed 1.15%. This agreement expires February 27, 2010; it may be renewed and may be amended by approval of a majority of the Fund's Board of Trustees.

Prospectus                                                                    13


                               TARGET DATE FUNDS

MORE ABOUT RISKS ASSOCIATED WITH THE UNDERLYING FUNDS AND ETFS

     The inherent risks associated with the principal investment strategies of the Funds are discussed above. However, because the Funds invest in the shares of the Underlying Funds and ETFs, the Funds will be subject to the risks of the Underlying Funds and ETFs, in addition to the risks associated with any individual security in which each Fund invests directly. The following paragraphs describe the types of risks that each Fund may experience through its investments in the Underlying Funds and ETFs. Information on the current Underlying Funds is presented elsewhere in this Prospectus, and a more complete discussion of the risks of those Underlying Funds may be found in those presentations. For a more complete discussion of the ETFs, please see the prospectuses of those ETFs.

Credit Risk. For fixed income securities or debt obligations (collectively "bonds"), credit risk is the possibility that an issuer or counterparty to a contract will fail to make timely payments of interest or principal to an Underlying Fund or ETF. The credit risk of an Underlying Fund or ETF depends on the credit quality of its underlying securities. In general, for bonds, the lower the credit quality of an Underlying Fund's or ETF's securities, the higher the risk, assuming all other factors such as maturity are equal.

Currency Risk. Non-U.S. dollar-denominated securities are subject to fluctuations in the exchange rates between the U.S. dollar and foreign currencies which may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains, and may increase any losses, produced by foreign currency denominated investments.

Derivatives Risk. When an Underlying Fund uses derivatives (securities whose values are based upon the values of other securities or indices) to hedge positions in its portfolio, any loss generated by the derivative security should be substantially offset by gains on the hedged investment and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. To the extent that a derivative is not used as a hedge (i.e., for speculation), an Underlying Fund is directly exposed to the potential gains and losses of that derivative. Gains and losses from non-hedging derivative positions may be substantially greater than the derivative's original cost.

Interest Rate Risk. For bonds, interest rate risk is the possibility that the price of a security will fall because of changing interest rates. In general, bond prices vary inversely with changes in interest rates. If interest rates rise, bond prices generally fall; if interest rates fall, bond prices generally rise. In addition, for a given change in interest rates, longer-maturity bonds fluctuate more in price (gaining or losing more in value) than shorter-maturity bonds.

Investment Style Risk. During certain market conditions, an Underlying Fund with a more specific investment style, such as value or growth, may perform less well than an Underlying Fund that allows greater flexibility in the investment of assets.

Liquidity Risk. An Underlying Fund may invest in certain securities that may be difficult or impossible to sell at a certain time and at a price that the Underlying Fund finds to be favorable. An Underlying Fund may therefore have to accept an unfavorable price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on portfolio management or performance.

Market Risk. Stock market movements will affect an Underlying Fund's or ETF's share price on a daily basis. Declines in value are possible because of declines in the stock market in general or because of a decline in the specific securities held by an Underlying Fund or ETF. There is also the possibility that the price of the security will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer. Market risk may affect a single company, industry, sector or the market as a whole.

Portfolio Strategy Risk. The performance of an Underlying Fund is in part dependent upon the skill of its investment adviser in making appropriate investments. To the extent that an Underlying Fund's investments differ from the portfolio represented by its benchmark, there exists the potential for volatility of the return of the Underlying Fund relative to its benchmark. As the industry and sector composition of the market or benchmark changes over time, the implementation of an Underlying Fund's strategy can lead to substantial differences in the sector or industry allocation of the Underlying Fund relative to the market or benchmark.

Prepayment Risk. Mortgage-backed bonds are subject to the risk of unanticipated prepayments of principal with respect to mortgages in the securities' underlying pool of assets. While principal prepayments are passed through to the holders of the securities, prepayments also reduce the future payments on such securities and may reduce their value. Mortgage-backed bonds are subject to the risk that an unexpected rise in interest rates will extend the life of such securities beyond the expected prepayment time, typically reducing the securities' value. Mortgage-backed bonds are also subject to the risk that an unexpected decline in interest rates will contract the life of such securities, thereby affecting their payment schedules, which may affect the values of the securities.

Reinvestment Risk. During periods of falling interest rates, a bond with a high stated interest rate may be prepaid, or "called," prior to its expected maturity date. If, during periods of falling interest rates, a bond with a high stated interest rate is called, the unanticipated proceeds would likely be invested at lower interest rates, and an Underlying Fund's or ETF's income or yield may decline. Call provisions, which may lead to reinvestment risk, are most common for intermediate-term and long-term municipal, corporate and mortgage-backed securities. To the extent securities subject to call were acquired at a premium, the potential for appreciation in the event of a decline in interest rates may be limited and may even result in losses.

14                                                           Payden Mutual Funds


                                TARGET DATE FUNDS

MORE ABOUT RISKS ASSOCIATED WITH THE UNDERLYING FUNDS AND ETFS (continued)

Turnover Risk. A Fund or an Underlying Fund that trades aggressively will experience high portfolio turnover and relatively higher brokerage and other transaction costs. Such transaction costs may lower the Fund's effective return.

Valuation Risk. A Fund or an Underlying Fund may invest in securities that are difficult to value and may inadvertently value certain of its securities at higher prices than the market will bear.

Non-Diversification Risk. To the extent an Underlying Fund is "non-diversified," which means that the Underlying Fund may from time to time invest a larger percentage of its assets in securities of a limited number of issuers, events that affect a few - or even one - of the Underlying Fund's investments may have a greater impact on the value of the Underlying Fund's shares than they would if the Underlying Fund were diversified.

THE FUND OF FUNDS STRUCTURE

     Each of the Funds is structured as a "fund of funds," which means that each Fund attempts to implement its investment strategies by investing substantially all of its assets in the Underlying Funds and ETFs, and also in individual securities.

     Each Fund has its own distinct risk and reward characteristics, investment objectives, policies and strategies. Wilshire constructs and maintains asset allocation strategies for each Fund. The degree to which a Fund is invested in the particular market segments or asset classes represented by the Underlying Funds or ETFs varies, as does the investment risk and reward potential represented by each Fund. Wilshire's selection of the Underlying Funds or ETFs may have a positive or negative effect on a Fund's performance.

     In managing the Funds, Wilshire focuses on three key principles: asset allocation, portfolio structure, and continuous fund management. Asset allocation across appropriate asset classes (i.e., the Underlying Funds or ETFs) is the central theme of Wilshire's investment philosophy. Wilshire seeks to reduce risk by investing in Underlying Funds that are diversified within each asset class. Finally, Wilshire will rebalance allocations to ensure that the appropriate mix of assets for each Longevity Fund is constantly in place.

     Each Fund reserves the ability to discontinue using a fund of funds structure and invest directly in the types of securities in which the Underlying Funds invest. Shareholders will be notified in advance before the structure of a Fund is changed.

     An investor in any Fund should understand that, as an alternative, the investor could invest directly in the Underlying Funds, ETFs or individual securities. By investing indirectly in the Underlying Funds or ETFs through a Fund, the investor incurs directly not only a proportionate share of the expenses of the particular Fund, but also incurs indirectly similar expenses for the Underlying Funds or ETFs, as indicated in the "Fees and Expenses" discussion in this Target Date Funds section in this Prospectus. However, an investor who chooses to invest directly in an Underlying Fund or ETF would not receive the asset allocation and rebalancing services provided by Wilshire.

INFORMATION ABOUT THE UNDERLYING FUNDS

     Currently, the Underlying Funds include the stock (equity securities) funds and bond (fixed income securities) funds listed below.

STOCK UNDERLYING FUNDS:
Payden U.S. Growth Leaders Fund
Payden Value Leaders Fund
Metzler/Payden European Emerging Markets Fund

BOND UNDERLYING FUNDS:
Payden GNMA Fund
Payden Core Bond Fund
Payden High Income Fund
Payden Emerging Markets Bond Fund
Payden Global Fixed Income Fund

     Each of the Payden U.S. Growth Leaders Fund, Payden Value Leaders Fund, Payden Core Bond Fund, Payden GNMA Fund, Payden High Income Fund, Payden Emerging Markets Bond Fund and Payden Global Fixed Income Fund is a series of the P&R Trust and is part of a group of Funds that is known as the "Payden Funds." Each of the four Funds is also a series of the P&R Trust. Payden is the investment adviser for each of the Payden Funds and each of the Funds, while Wilshire is the sub-adviser for each of the Funds. The Metzler/Payden European Emerging Markets Fund is a series of the M/P Trust, and the Fund is known as the "Metzler/Payden Fund." Metzler/Payden, which is owned equally by Payden and the Metzler Bank Group of Frankfurt, Germany, is the investment adviser for the Metzler/Payden Fund.

     Each of the Underlying Funds is described in, and offered for sale through, this Prospectus.

Prospectus                                                                    15


                                TARGET DATE FUNDS

THE FUND OF FUNDS STRUCTURE (continued)

     The relative weightings for each Fund in various Underlying Funds, ETFs or individual securities will vary over time. No Fund is required to invest in any particular Underlying Fund or, if it does invest in an Underlying Fund, to invest any minimum percentage of its assets in the Underlying Fund. The same principle applies to investing in various ETFs or individual securities. The Funds currently expect to invest in some or all of the Underlying Funds. While the Underlying Funds are categorized generally as stock or bond, you should understand that some of the Underlying Funds invest in a mix of securities of foreign and domestic issuers, investment grade and below investment grade bonds, derivatives and other securities, which in each case are subject to additional risk. In consultation with Payden, Wilshire may add, eliminate or replace Underlying Funds at any time and may invest in other mutual funds advised by a select group of investment management firms, or other types of investment securities, all without prior notice to Fund shareholders.

INFORMATION ABOUT EXCHANGE-TRADED FUNDS

     In addition to the Underlying Funds identified above, the Funds may invest in so-called "exchange-traded funds" or "ETFs." ETFs are investment portfolios that trade like stocks on an exchange. An ETF generally holds a collection of securities designed to track the performance of an index, or a basket of stocks, with a specific investment objective. As a result, the performance of the ETF should generally reflect the performance of its underlying index, or basket, before fees and expenses.

     Currently, it is expected that the Funds will invest in equity ETFs that are designed to track the U.S. growth market segment (the Vanguard Growth VIPER), the U.S. small cap growth market segment (the Vanguard Small Growth VIPER), the U.S. value market segment (the Vanguard Value VIPER), the U.S. small cap value market segment (the Vanguard Small Value VIPER), the emerging market equity market segment (the Vanguard Emerging Market Equity VIPER), the Europe, Australasia and Far East (EAFE) equity market segment (the iShares MSCI EAFE Index), the European equity market segment, excluding the United Kingdom (the MSCI Europe ex UK ETF), the United Kingdom equity market segment (the MSCI UK
ETF), the Pacific Rim equity market segment, excluding Japan (the MSCI Pacific ex Japan ETF) and the Japan equity market segment (the MSCI Japan ETF). In addition, the Funds may invest in fixed income ETFs that are designed to track the broad U.S. fixed income market (the iShares Barclays Aggregate Fund).

                          MORE ABOUT STRATEGIES, RISKS
                      AND DISCLOSURE OF PORTFOLIO HOLDINGS

     This section of this Prospectus discusses investment strategies, types of securities and investment techniques applicable to some or all of the Funds or to one or more of the Underlying Funds or ETFs, as well as the policies on the disclosure of each Fund's portfolio holdings.

INFLATION-INDEXED SECURITIES

     Each Fund and one or more of the Underlying Funds or ETFs may invest in inflation-indexed securities. Unlike a conventional bond, on which the issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security provides principal and interest payments that are adjusted over time to reflect inflation -- a rise in the general price level. Inflation-indexed securities are designed to provide a "real rate of return" -- a return after adjusting for the impact of inflation, which erodes the purchasing power of an investor's portfolio. This is adjustment is a key feature, although during a period of deflation principal and interest payments on inflation-indexed securities will be adjusted downward, and an investing Fund will be subject to deflation risk with respect to these investments. The price of inflation-indexed securities is affected by fluctuations in "real" interest rates (the component of interest rates not tied to investor expectations of future inflation). A rise in real interest rates will generally cause the price of an inflation-indexed security to fall, while a decline in real interest rates will generally increase the price of an inflation-indexed security.

MORTGAGE-BACKED SECURITIES

     One or more of the Underlying Funds or ETFs may invest in obligations issued to provide financing for U.S. residential housing and commercial mortgages, and in foreign mortgage-related securities. Payments made on the underlying mortgages and passed through to an investing Underlying Fund or ETF represent both regularly scheduled principal and interest payments, as well as prepayments of principal. Mortgage-backed securities may be prepaid prior to maturity, and hence the actual life of the security cannot be accurately predicted. During periods of falling interest rates, prepayments may accelerate, which would require an investing Underlying Fund or ETF to reinvest the proceeds at a lower interest rate. Although generally rated investment grade, the securities could become illiquid or experience losses if the mortgages default or if guarantors or insurers default.

ASSET-BACKED RECEIVABLES

     One or more of the Underlying Funds or ETFs may invest in U.S. and foreign asset-backed receivables, which represent undivided fractional interests in trusts with assets consisting of a pool of loans such as motor vehicle retail installment sales contracts or credit card receivables. Payments are typically made monthly, consisting of both principal and interest payments. Asset-backed securities may be prepaid prior to maturity, and hence the actual life of the security cannot be accurately predicted. During periods of falling interest rates, prepayments may accelerate, which would require an investing Underlying Fund or ETF to reinvest the proceeds at a lower interest rate. Although generally rated investment grade, the securities could become illiquid or experience losses if the loans default or if guarantors or insurers default.

16                                                           Payden Mutual Funds


                          MORE ABOUT STRATEGIES, RISKS
                      AND DISCLOSURE OF PORTFOLIO HOLDINGS

U.S. GOVERNMENT AND AGENCY SECURITIES

     One or more of the Underlying Funds may purchase debt obligations issued by the U.S. Treasury, which are backed by the full faith and credit of the U.S. Government. These securities include U.S. Treasury bills, notes and bonds. In addition, many of the Underlying Funds may purchase debt obligations, commonly called U.S. Government agency securities, which are issued by agencies chartered by the U.S. Government. These issuers are generally classified as government-sponsored enterprises and are often referred to as "GSEs." Investing Underlying Funds primarily invest in securities issued by one or more of the following GSEs:

     - The Government National Mortgage Association (GNMA) issues mortgage-backed securities that are collateralized by home loans. GNMA securities are backed by the full faith and credit of the U.S. Government.

     - Each of the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC) issue debt obligations in order to purchase home mortgages. Both agencies package a portion of these mortgages into mortgage-backed securities that are sold to investors such as the Funds and the Underlying Funds. These securities are not backed by the full faith and credit of the U.S. Government. However, each of FNMA and FHLMC currently has access to a line of credit with the U.S. Treasury.

          As of September 7, 2008, the Federal Housing Finance Agency ("FHFA") has been appointed as the conservator of FHLMC and FNMA for an indefinite period. In accordance with the Federal Housing Finance Regulatory Reform Act of 2008 and the Federal Housing Enterprises Financial Safety and Soundness Act of 1992, as conservator, the FHFA will control and oversee these entities until the FHFA deems them financially sound and solvent. During the conservatorship, each entity's obligations are expected to be paid in the normal course of business. Although no express guarantee exists for the debt or mortgage-backed securities issued by these entities, the U.S. Department of Treasury, through a secured lending credit facility and a senior preferred stock purchase agreement, has attempted to enhance the ability of the entities to meet their obligations.

     - The Federal Home Loan Bank System (FHLB) is comprised of twelve regional banks that provide liquidity and credit to thrift institutions, credit unions and commercial banks. FHLB issues debt obligations to fund its operations. These debt obligations are not backed by the full faith and credit of the U.S. Government. However, similar to FNMA and FHLMC, FHLB has access to a line of credit with the U.S. Treasury.

     - The Federal Farm Credit Bank System (FFCB) is comprised of cooperatively owned lending institutions that provide credit to farmers and farm-affiliated businesses. FFCB issues debt obligations to fund its operations. These debt obligations are not backed by the full faith and credit of the U.S. Government, nor can FFCB borrow from the U.S. Treasury.

LOAN PARTICIPATIONS AND ASSIGNMENTS

     One or more Underlying Funds may invest in fixed-rate and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk and risks of being a lender. If an investing Underlying Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

EXCHANGE-TRADED FUNDS

     One or more Underlying Funds may invest in exchange-traded funds ("ETFs") and other broad market derivative instruments. However, under the Investment Company Act of 1940, as amended, neither the P&R Trust and its affiliated persons (i.e., the Payden Funds or the Funds), nor the M/P Trust and its affiliated person (i.e., the Metzler/Payden Fund) may hold in the aggregate more than 3% of the outstanding shares of any ETF.

     ETFs are shares of a portfolio designed to track closely the performance of any one or an array of market indexes. Examples include the S&P 500 Index, the Goldman Sachs corporate bond market index, and the MSCI Europe Index. ETFs trade on the American Stock Exchange, the Chicago Board Options Exchange and the New York Stock Exchange in the same way shares of publicly held companies trade on such exchanges. They may be traded any time during normal trading hours, using all of the portfolio management approaches associated with stocks, e.g., market orders, limit orders, or stop orders. They are also subject to the risks of trading halts due to market conditions or other reasons. In addition, investment in such an ETF by an investing Underlying Fund will involve duplication of expenses, as it will require payment by the Fund of its pro rata share of advisory and administrative fees charged by the ETF.

BELOW INVESTMENT GRADE DEBT OBLIGATIONS

     One or more Underlying Funds or ETFs may invest in below investment grade debt obligations. Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies such as Standard & Poor's (at least BBB-), Moody's (at least Baa3) or Fitch (at least BBB-), or are securities determined by an investing Underlying Fund's investment adviser to be of comparable quality. Lower quality debt securities are more speculative, less liquid and involve a greater risk of default or price change due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than the market prices of investment grade securities and may decline significantly in periods of general economic difficulty. Further information regarding investment ratings is in Appendix A.

FOREIGN INVESTMENTS

     One or more Underlying Funds or ETFs may invest in securities of foreign issuers ("foreign securities"). Investing in foreign securities involves certain risks and considerations not typically associated with investing in U.S. securities, including less publicly available information and less governmental regulation and supervision of foreign stock exchanges, brokers and issuers. Foreign issuers are not usually subject to uniform accounting, auditing and financial reporting standards, practices and requirements. Foreign issuers are subject to the possibility of expropriation,

Prospectus                                                                    17


                          MORE ABOUT STRATEGIES, RISKS
                      AND DISCLOSURE OF PORTFOLIO HOLDINGS

nationalization, confiscatory taxation, adverse changes in investment or exchange control regulation, political instability and restrictions in the flow of international capital. Some foreign securities are less liquid and have more volatile prices than U.S. securities. In addition, settling transactions in foreign securities may take longer than U.S. securities. Obtaining and enforcing judgments against foreign entities may be more difficult than obtaining and enforcing judgments against domestic entities.

     Changes in foreign exchange rates may adversely affect the value of an investing Underlying Fund's securities. Fluctuations in foreign currency exchange rates will also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and any net investment income and gains distributed to shareholders. Some foreign fixed income markets offering attractive returns may be denominated in currencies which are relatively weak or potentially volatile compared to the U.S. dollar.

FOREIGN CURRENCY TRANSACTIONS

     Each eligible Underlying Fund normally conducts its foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign currencies, or on a forward basis (contracts to purchase or sell a specified currency at a specified future date and price). None of these Underlying Funds will generally enter into a forward contract with a term of greater than one year. Although forward contracts are used primarily to protect an Underlying Fund from adverse currency movements, they may also be used to increase exposure to a currency, and involve the risk that anticipated currency movements will not be accurately predicted and an Underlying Fund's total return will be adversely affected as a result. Open positions in forward contracts are covered by the segregation with the Underlying Fund's custodian of cash, U.S. Government securities or other debt obligations and are marked-to-market daily.

EMERGING MARKETS

     One or more Underlying Funds or ETFs may invest in securities of issuers organized or headquartered in emerging market countries. Foreign investment risks are generally greater for securities of such companies. These countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities, making trades difficult. Brokerage commissions, custodial services and other similar investment costs are generally more expensive than in the United States. In addition, securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain.

DEPOSITORY RECEIPTS

     The Metzler/Payden Fund may invest in depository receipts. American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") are used to invest in foreign issuers. Generally, an ADR is a dollar-denominated security issued by a U.S. bank or trust company, which represents, and may be converted into, the underlying security that is issued by a foreign company. Generally, an EDR represents a similar securities arrangement, but is issued by a European bank, while GDRs are issued by a depository. ADRs, EDRs and GDRs may be denominated in a currency different from that of the underlying securities into which they may be converted. Typically, ADRs, in registered form, are designed for issuance in U.S. securities markets and EDRs, in bearer form, are designed for issuance in European securities markets. ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities.

DELAYED DELIVERY TRANSACTIONS

     Each Fund or Underlying Fund may engage in delayed delivery transactions. These transactions involve a Fund's commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, a Fund will set aside and maintain until the settlement date in a segregated account cash U.S. Government securities or high grade debt obligations in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value, but does not accrue income on the security until delivery. When a Fund sells a security on a delayed delivery basis, it does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, a Fund could miss a favorable price or yield opportunity or could suffer a loss. As a matter of operating policy, a Fund will not invest more than 50% of its total assets in when-issued and delayed delivery transactions.

DERIVATIVE INSTRUMENTS

     One or more Underlying Funds may use derivative instruments for risk management purposes or otherwise as part of its investment strategies. Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, interest rate, total return and credit default swaps). Each such Underlying Fund may invest some or all of its assets in derivative instruments. Such Underlying Funds typically use derivatives as a substitute for taking a position in the underlying asset or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk or currency risk. Such Underlying Funds may also use derivatives for leverage, in which case their use would involve leverage risk. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by such an Underlying Fund will succeed. A description of these and other derivative instruments that the Underlying Funds may use are described under "Derivative Instruments" in the section on "Investment Strategies/Techniques and Related Risks" in the Statement of Additional Information, a copy of which is available, free of charge, on the Funds' Internet sites at payden.com or metzlerpayden.com.

18                                                           Payden Mutual Funds


                          MORE ABOUT STRATEGIES, RISKS
                      AND DISCLOSURE OF PORTFOLIO HOLDINGS

     An Underlying Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Underlying Funds.

     Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument, but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

     Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms. In addition, credit default swaps could result in losses if an Underlying Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

     Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

     Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When an Underlying Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, an Underlying Fund will segregate assets determined to be liquid by its investment adviser in accordance with established procedures, or as permitted by applicable regulation enter into certain offsetting positions, to cover its obligations under derivative instruments.

     Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the portfolio manager may wish to retain an Underlying Fund's position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. An Underlying Fund's ability to use derivatives may also be limited by certain regulatory and tax considerations.

     Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund's interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for an Underlying Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. An Underlying Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

     Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to an Underlying Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, an Underlying Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates) than if the Fund had not used such instruments.

TEMPORARY DEFENSIVE MEASURES

     During times when the investment adviser of a Fund or an Underlying Fund believes that a temporary defensive posture is warranted, each such Fund may hold part or all of its assets in cash, U.S. Government and Government agency securities, money market obligations, short-term corporate debt securities and money market funds, or may use futures to hedge the entire portfolio. This may help such a Fund minimize or avoid losses during adverse market, economic or political conditions. However, during such a period, such a Fund may not achieve its investment objective.

PORTFOLIO TURNOVER

     A Fund's annual turnover rate indicates changes in its portfolio investments. A Fund's investment adviser will sell a security when appropriate and consistent with a Fund's investment objective and policies, regardless of the effect on the Fund's portfolio turnover rate. Buying and selling securities generally involves some expense to the Funds, such as broker commissions and other transaction costs, and a high turnover rate in any year will result in payment by a Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. No Fund can accurately predict its future annual portfolio turnover rate. It can vary substantially from year to year since portfolio adjustments are made when conditions affecting relevant markets, particular industries or individual issues warrant such action. In addition, portfolio turnover may also be affected by sales of portfolio securities necessary to meet cash requirements for redemptions of shares. Each Fund's annual portfolio turnover rates are noted in the Financial Highlights for that Fund in Appendix C.

DISCLOSURE OF FUND PORTFOLIO HOLDINGS

     Each Fund makes available listings of its portfolio holdings pursuant to policies and procedures set forth under the heading "Disclosure of Fund Portfolio Holdings" in the Statement of Additional Information for the Funds, a copy of which is available, free of charge, on the Funds' Internet site at payden.com

Prospectus                                                                    19


                          MORE ABOUT STRATEGIES, RISKS
                      AND DISCLOSURE OF PORTFOLIO HOLDINGS


OTHER INVESTMENTS AND TECHNIQUES

     The Funds may invest in other types of securities and use a variety of investment techniques and strategies that are not described in this prospectus. These securities and techniques may subject the Funds to additional risks. Please see the Statement of Additional Information for more information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.

                             MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER AND SUB-ADVISER

INVESTMENT ADVISER

     Payden serves as investment adviser to provide overall investment management of the Funds, to review and supervise the day-to-day investment management activities of the sub-adviser, Wilshire, and in coordination with Wilshire to manage the investment and reinvestment of that portion of the assets of the Funds for which Payden has day-to-day investment management responsibility. Payden is located at 333 South Grand Avenue, Los Angeles, California 90071. Brian W. Matthews, Chartered Financial Analyst, a Managing Principal and portfolio manager at Payden, is Payden's portfolio manager for each of the Funds with respect to that portion of each Fund for which Payden has day-to-day investment management responsibility. Mr. Matthews joined Payden in 1986 and has been in the investment management business for 27 years. Additional information about Mr. Matthew's compensation, other accounts managed, and ownership of securities of the Funds is included in the Statement of Additional Information under the section entitled "Portfolio Managers".

     For the investment services provided to the Funds and the expenses assumed pursuant to Payden's Investment Advisory Agreement with the P&R Trust with respect to the Funds, Payden receives a fee with respect to that portion of each Fund's assets for which it has day-to-day investment management responsibility, computed daily as a percentage of average daily net assets and payable monthly as follows: 0.10% for passive fixed income strategies; 0.30% for active fixed income strategies; 0.60% for active U.S. equity strategies; 0.75% for active non-U.S. equity strategies; and 1.00% for alternative (e.g., real estate, commodities, long/short equity) strategies. Each Fund remains liable to Payden for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized. However, for each Fund in any given year, the level of reimbursement cannot cause the Fund's annual expense ratio to exceed the contractual expense limits discussed above. For the fiscal year ended October 31, 2008, Payden did not receive a fee from any of the Funds because of the expenses it subsidized for each Fund.

INVESTMENT SUB-ADVISER

     The P&R Trust and Payden have employed Wilshire to provide the day-to-day investment management of the Funds, including the investment and reinvestment of the assets of the Funds and to continuously review, supervise and administer the Funds' investment programs. Payden selected Wilshire based upon a due diligence process that focused on, but was not limited to, Wilshire's investment philosophy and process, people, organization, resources and performance. Wilshire's principal office is located at 1299 Ocean Avenue, Santa Monica, California 90401. Wilshire conducts its investment decision-making through an investment committee structure.

     Wilshire's duties under its investment advisory agreement with the P&R Trust and Payden with respect to the Funds include providing a continuous investment program for each Fund, including investment, research and management with respect to all securities and investments and cash equivalents for each Fund. Cleo Chang, Vice President, Wilshire Associates, is the Firm's portfolio manager for each of the Funds. Ms. Chang joined Wilshire in 2005. From 2001 to 2004 she was employed by Harris myCFO Investment Management Services, LLC, in Los Angeles as the manager responsible for asset allocation, manager selection and portfolio construction. Additional information about Ms. Chang's compensation, other accounts managed, and ownership of securities of the Funds is included in the Statement of Additional Information under the section entitled "Portfolio Managers".

     For the investment services provided by Wilshire to the Funds and the expenses assumed pursuant to the investment advisory agreement, Wilshire receives a fee of 0.15% based on each Fund's average daily net assets, computed daily and payable monthly, subject to a minimum aggregate annual fee of $150,000. For the fiscal year ended October 31, 2008, Wilshire received an aggregate fee of $150,000.

     A discussion regarding the basis for the initial two-year approval by the P&R Trust Board of Trustees of the Investment Advisory Agreement for each Fund is available in the Funds' Annual Report for the fiscal year ended October 31, 2007, under the heading "Approval of Investment Advisory Agreement." The Annual Report is available, free of charge, on the Funds' Internet site at payden.com.

20                                                           Payden Mutual Funds


                            SHAREHOLDER INFORMATION

PRICING OF FUND SHARES: NET ASSET VALUE

     The net asset value per share of each Fund is determined each day the New York Stock Exchange is open for trading as of the close of regular trading (normally 4:00 p.m. Eastern Time) by dividing the difference between the value of assets and liabilities of the Fund by the number of shares outstanding and rounding to the nearest penny.

FIXED INCOME SECURITIES. Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with original maturities of 60 days or less) are valued at market on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Debt securities with original maturities of 60 days or less are valued at amortized cost, which approximates fair value.

EQUITY SECURITIES. Publicly traded equity securities, whether in the U.S. or outside the U.S., for which market quotations are readily available generally will be valued at the official closing price or the last sale price on the exchange or market where they are principally traded, or if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter market are valued at the latest bid price.

INVESTMENT COMPANY SECURITIES. In valuing a Fund's investment in an Underlying Fund, the Fund uses the net asset value per share of the Underlying Fund.

DERIVATIVES. Options, futures, swaps and other similar assets are valued at the official closing price in the case of exchange traded derivatives or on the basis of information provided by the institution with which the Fund entered into the transaction in the case of other securities.

FAIR VALUE PRICING. Fixed income or equity securities for which market quotations are not readily available will be priced at their fair value as determined in good faith using procedures established pursuant to the Valuation and Liquidity Guidelines adopted by the Board of Trustees of the P&R Trust that are applicable to each of the Funds. In considering the fair value of a security, one or more factors are taken into consideration depending on the circumstances at the time, including for example: the cost of the security or the last reported sales price of the security as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security (such as price to earnings ratios for equity securities or yield to maturity for fixed income securities); the value of other similar securities traded on other markets or among dealers; the general financial condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer's industry.

     Fair value pricing may occur when (1) developments occur that will affect the value of a Fund's holdings ("significant events"), and (2) those significant events occur after the close of the markets on which the securities trade, but before the time when the net asset value is computed for the Fund. A significant event may relate to a single issuer or an entire market. Examples include: inter-day market halts when no further trading in the securities occurs that day; other developments related to a particular issuer; or significant market fluctuations, natural disasters, armed conflicts or significant governmental actions.

     With respect to events affecting individual issuers, the Valuation and Liquidity Guidelines provide that the analysts and portfolio managers for the Funds monitor the news for significant events on issuers whose securities exceed a certain weight in the Fund in question. If an issuer-specific event occurs that the analysts and portfolio managers believe will affect the Fund's net asset value by more than a prescribed threshold, designated members of the Pricing Committee of the Board of Trustees of the P&R Trust determine based on the facts available (1) if the issuer's securities will be subject to fair value pricing, and (2) if so, the fair value price of the securities based on one or more of the factors described above.

     With respect to events affecting securities markets as a whole, the Valuation and Liquidity Guidelines provide that the analysts and portfolio managers for the Funds monitor the news for significant events related to U.S. securities markets that may generally affect foreign securities markets. If the broad-based U.S. benchmark moves by more than the designated amount between its close on the previous day and the day in question, then the designated members of the respective Pricing Committee of the Board of Trustees of the P&R Trust determine based on the facts available (1) whether or not the movement in the U.S. market was likely to have been taken into account by the foreign market, i.e., whether or not it occurred before or after the close of the applicable foreign market, (2) whether based on that determination the Fund should be subject to fair value pricing, and (3) if so, the fair value price of each of the securities in the Fund based on one or more of the factors described above.

     Fair value pricing involves greater reliance on judgment than valuation of securities based on readily available market quotations. If the Fund uses fair value pricing to price securities it may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

HOW TO PURCHASE SHARES

     You may purchase shares of each Fund based on the net asset value per share without a sales charge. You may open an account by completing a New Account Application and mailing it to the appropriate address below under "Initial Investment." You cannot purchase shares until the Fund has received a properly completed application in which all required information has been provided. The Fund's transfer agent (the "Transfer Agent") is required by law to obtain certain personal information from you (or a person authorized to act on your behalf) in order to verify your (or such person's) identity. If this information is not provided, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf ), or believes it has identified potentially criminal activity,

Prospectus                                                                    21


                            SHAREHOLDER INFORMATION

the Fund and the Transfer Agent each reserves the right to decline to open your account, to close any existing account you may have, or to take such other action as they deem reasonable or required by law. Finally, the Fund does not accept cash, money orders, third party checks, traveler's checks, credit card checks, checks drawn on banks outside the U.S., or other checks deemed to be high risk.

     To open a tax-sheltered retirement plan, such as an individual retirement account ("IRA"), you must complete special application forms. Please be sure to ask for an IRA information kit.

MINIMUM INVESTMENTS

     The minimum initial and additional investment amounts for each type of account are as follows:

                               INITIAL    ADDITIONAL
                               MINIMUM      MINIMUM
ACCOUNT TYPE                 INVESTMENT   INVESTMENT
------------                 ----------   ----------
Regular                        $5,000        $250
Tax-Sheltered                  $2,000        $250
Electronic Investment
   Set schedule                $2,000        $250
   No set schedule             $5,000        $250
Automatic Exchange                 NA        $250
Qualified Retirement Fund          NA          NA

BY CHECK

1. Complete the New Account Application that is applicable to the Funds

2. Make the check payable to the "Payden/Wilshire Longevity Funds" and mail the check or checks, along with the appropriate application, to:

     Payden Mutual Funds
     P.O. Box 1611
     Milwaukee, WI 53201-1611

BY FEDERAL FUNDS WIRE

1. Complete the New Account Application that is applicable to the Funds and mail it to:

     Payden Mutual Funds
     P.O. Box 1611
     Milwaukee, WI 53201-1611

2. Wire funds to the Transfer Agent as follows when the application has been processed:

     UMB Bank, N.A.
     1010 Grand Blvd.
     Kansas City, MO 64106
     ABA 101000695
     DDA 9871691306
     Credit to: Payden/Wilshire Funds
     For further credit to: Investor Mutual Fund Account Number
                            Name or Account Registration
                            Social Security Number or Tax Identification Number Identify which Payden/Wilshire Longevity Fund or Funds to Purchase

3. Please call 1-800-572-9336, to advise of any purchases by wire.

     Your purchase will be based on the net asset value per share next determined after the Fund receives your order in proper form. It will accept purchase orders only on days on which the Fund is open for business.

     All Funds are "open for business" on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Day, Thanksgiving Day and Christmas Day. The net asset value of shares of a Fund with portfolio securities primarily listed on foreign exchanges may change on days when you cannot purchase or redeem such shares if the foreign exchange trades on weekends or other days when the Fund is not open for business

22                                                           Payden Mutual Funds


                            SHAREHOLDER INFORMATION

ADDITIONAL INVESTMENTS. You may make additional investments at any time (a) by check, (b) by use of the Automated Clearing House System ("ACH") (by calling 1-800-572-9336 or via the Funds' Internet site at payden.com using the Account Access function under Mutual Funds (user registration required)), or (c) by calling 1-800-572-9336, and wiring federal funds to the Transfer Agent as described above.

PURCHASES THROUGH BROKERS. The Funds have authorized one or more brokers to accept purchase orders on behalf of the Funds, and such brokers are authorized to designate intermediaries to accept purchase orders on behalf of the Funds. A Fund will be deemed to have received a purchase order when an authorized broker or broker-authorized designee accepts the order. A shareholder's purchase order will be priced based on the Fund's net asset value per share next computed after the order is accepted by an authorized broker or broker-authorized designee. The authorized broker or broker-authorized designee may charge the customer a transaction-based or other fee for handling the purchase or sale of shares, and additional conditions may apply.

SHAREHOLDER SERVICING PLAN. The P&R Trust has adopted a Shareholder Servicing Plan with respect to each Fund, which provides for a fee payable to such broker-dealers and other financial intermediaries at an annual rate not to exceed 0.20% of the Fund's average daily net assets invested through the intermediary. Because these fees are paid out of the particular Fund's assets, over time these fees will increase the cost of your investment in that Fund.

RULE 12B-1 DISTRIBUTION PLAN. The P&R Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that allows each Fund to pay asset-based sales charges or distribution and service fees for the distribution, sale or servicing of its shares. These activities include advertising, compensation to the Funds' distributor and others for sales and marketing activities and materials and related shareholder servicing. The fee is payable at an annual rate of 0.25% of each Fund's average daily net assets. As indicated in the table in the "Fees and Expenses" discussion for the Funds, this fee is included in the Total Annual Fund Operating Expenses for each Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more then paying other types of sales charges.

TAX-SHELTERED RETIREMENT PLANS. Each of the Funds accepts purchases of shares by tax-sheltered retirement plans, such as IRAs, rollover IRAs, Roth IRAs, Keogh or corporate profit sharing plans, Simplified Employee Pension plans, 403(b) and 401(k) plans and Coverdell Education Savings Plans. Please call 1-800-572-9336 to receive a retirement package which includes a special application for tax-sheltered accounts. The Funds do not provide fiduciary administration or custody for such plans. The Funds charge an Annual IRA Maintenance Fee of $12.50 per Fund. The fee is capped at $25.00 per social security number, per account type. A maintenance fee of $12.50 will be charged on all Fund accounts where a full liquidation is made, unless you have already paid the Annual IRA Maintenance Fee for the year.

EXCHANGE PRIVILEGE. Shares of one Fund may be exchanged for shares of any other Fund. The minimum amount for any exchange is $250. Because an exchange is considered a redemption and purchase of shares, you may realize a gain or loss for federal income tax purposes.

     In general, a Fund must receive written exchange instructions signed by all account owners. If you complete the telephone privilege authorization portion of the applicable New Account Application or applicable Account Privileges Change Form, you may make exchanges by calling 1-800-572-9336. You may also make exchanges via the Funds' Internet site, at payden.com, using the Account Access function under Mutual Funds (user registration required). Finally, you may participate in the Automatic Exchange Program to automatically redeem a fixed amount from one Fund for investment in another Fund on a regular basis. Each Fund may modify or discontinue this exchange privilege at any time on 60 days notice. Each Fund also reserves the right to limit the number of exchanges you may make in any year to avoid excessive Fund expense.

TELEPHONE PRIVILEGE. You may exchange or redeem shares by calling 1-800-572-9336, if you have elected this option on the applicable New Account Application, or if you complete the applicable Account Privileges Change Form. If you call on a business day before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the exchange or redemption will be based on the net asset value per share determined that day; if you call on a business day after the close of regular trading on the New York Stock Exchange, the exchange or redemption will be based on the net asset value per share determined on the next business day. During periods of drastic economic or market changes, it may be hard to reach the Funds by telephone. If so, you should follow the other exchange and redemption procedures discussed in this prospectus.

     By electing the telephone privilege, you may be giving up some security. However, the Funds employ procedures designed to provide reasonable assurance that instructions communicated by telephone are genuine. Each Fund reserves the right to refuse a telephone exchange or redemption request if the Fund or its agents believes that the person making the request is not properly authorized. Neither the Funds nor their agents will be liable for any loss, liability or cost which results from acting upon instructions of a person reasonably believed to be a shareholder.

AUTOMATED INVESTMENT PROGRAMS. You may use two programs for automated investments in the Funds.

     Electronic Investment Program. You may elect to make additional investments in any Fund using the ACH, which transfers money directly from your account at your financial institution to the Fund for investment. However, you may not make an initial investment in any Fund through the ACH.

     You have two investment options. First, you may elect to make investments on a set schedule, either monthly or quarterly. Under this option, your financial institution will deduct a set amount that you authorize, which will normally be credited to the Fund on your choice of either the 1st or 15th day of the month (or next business day if the day you chose falls on a holiday or weekend day). Your financial institution will typically debit your account the prior business day. The minimum initial investment, which may be made by check or wire, is $2,000, with additional investments through the ACH of at least $250.

Prospectus                                                                    23


                            SHAREHOLDER INFORMATION

     Under the second option, you may also elect to authorize transfers through the ACH by calling 1-800-572-9336, or via the Funds' Internet site, at payden.com using the Account Access function under Mutual Funds (user registration required). Money will be withdrawn from your account at your financial institution only when you authorize it. Under this option, the minimum initial investment is $5,000, with additional investments through the ACH of at least $1,000. If the Fund receives your telephone request or internet request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the investment will be based on the net asset value per share determined that day. For telephonic requests or internet requests received after the close of regular trading on the New York Stock Exchange, the investment will be based on the net asset value per share determined on the next business day.

     Please note the following guidelines:

     -    Your financial institution must be a member of the ACH.

     - You must complete and return an Account Privileges Change Form along with a voided check or deposit slip, and it must be received by the Fund at least 15 days before the initial transaction.

     - You must establish an account with the Fund before the Electronic Investment Plan goes into effect.

     - The Electronic Investment Plan will automatically terminate if all your shares are redeemed, or if your financial institution rejects the transfer for any reason, e.g., insufficient funds.

     - You can terminate your participation in the Electronic Investment Plan by writing to Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, or by phone, at 1-800-572-9336, and it will become effective the month following receipt.

     Automatic Exchange Program. You may participate in the Automatic Exchange Program to automatically redeem a fixed amount from one Fund for investment in another Fund on a regular basis. You can elect this option by completing the appropriate Automated Investment Programs form to determine the periodic schedule (monthly or quarterly) and exchange amount (minimum amount of $1,000) and to identify the Funds. The automatic transfer is effected on your choice of either the 1st or 15th day of the month (or the next business day if the day you chose falls on a holiday or on a weekend).

OTHER PURCHASE INFORMATION. Each of the Funds issues full and fractional shares, but does not issue certificates. Some Funds may not be available in all jurisdictions. Each Fund reserves the right, in its sole discretion, to suspend the offering of its shares; to reject purchase orders when, in the judgment of its management, such suspension or rejection is in the best interest of the Fund; and to redeem shares if information provided in the New Account Application proves to be incorrect in any material manner.

MEDALLION SIGNATURE GUARANTEE -- ACCOUNT CHANGES AND REDEMPTIONS. A Medallion Signature Guarantee assures a Fund that a signature is genuine. It is intended to protect shareholders and the Fund against fraudulent transactions by unauthorized persons. Medallion Signature Guarantees are required by each of the Funds in the following cases:

     Account Changes (You must use the Account Privileges Change Form).

     -    To add bank information to an existing account.

     -    To change your existing bank account of record.

     -    To add telephone privileges.

     - To change account name due to marriage or divorce (you can also provide a copy of the certified legal documents).

     -    To change registered account holders.

     Account Redemptions.

     - To request a redemption in excess of $100,000, which must be in writing.

     - To request a wire transfer of redemption proceeds to a bank account other than the bank account of record.

     - To request redemption proceeds to be mailed to an address other than the address of record.

     - To request redemption proceeds to be mailed to a person other than the record owner of the shares.

     -    To request a redemption within 30 days of an address change.

     - On the IRA Transfer Form, if you are transferring your Payden Mutual Funds IRA to another fund family.

     - Certain transactions on accounts involving executors, administrators, trustees or guardians.

     Each of the Funds reserves the right to require a Medallion Signature Guarantee under other circumstances.

     How to Obtain a Medallion Signature Guarantee. Medallion Signature Guarantees must be obtained from a participant in a Medallion program endorsed by the Securities Transfer Association. Participants are typically commercial banks or trust companies in the United States, brokerage firms that are members of Financial Industry Regulatory Authority or members of the New York Stock Exchange. The Fund may reject a signature guarantee if it believes it is not genuine or if it believes the transaction is improper.

24                                                           Payden Mutual Funds


                             SHAREHOLDER INFORMATION

HOW TO REDEEM SHARES

     Each Fund will redeem your shares based on the net asset value per share next determined following receipt of your request in proper form. You can redeem shares by contacting the Fund in writing, by calling 1-800-572-9336, or via the Funds' Internet site, at payden.com. Redemption requests by telephone or via the Internet may not exceed $100,000. Except as indicated under "Redemption Fees," the Funds generally do not charge for redemptions. Fund shares you redeem may be worth more or less than your purchase price, depending on the market value of the investment securities held by the Fund at the time of redemption.

     Send your redemption requests (a) in writing to Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, or if you have selected either of these options on your New Account Application (b) by calling 1-800-572-9336, or (c) via the Funds' Internet site, at payden.com. The Fund will delay payment for redemption of recently purchased shares until the purchase check has been honored, which may take up to 15 days after receipt of the check. The redemption price will ordinarily be wired to your financial institution or mailed to your address of record one business day after we receive the request. The Fund may charge a $13.00 fee for any wire transfer, and payment by mail may take up to seven to ten days. During periods of drastic economic or market changes, it may be hard to reach the Fund by telephone. If so, you should follow the other exchange and redemption procedures discussed in this Prospectus.

     One or more brokers have been authorized to accept redemption orders on behalf of the Funds, and such brokers are authorized to designate intermediaries to accept redemption orders on behalf of the Funds. A Fund will be deemed to have received a redemption order when an authorized broker or broker-authorized designee accepts the order. A shareholder's redemption order will be priced based on the Fund's net asset value per share next computed after the order is accepted by an authorized broker or broker-authorized designee. The authorized broker or broker-authorized designee may charge the customer a fee for handling the redemption order.

     Each Fund reserves the right to pay any redemption price in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. While it is unlikely that shares would ever be redeemed in kind, if that does occur, the redeeming shareholder would incur transaction costs upon the disposition of the securities that the shareholder received in the distribution. In addition, under certain circumstances set forth in the Statement of Additional Information, each Fund reserves the right to fully redeem shares in any account, the value of which falls below $5,000 due to shareholder redemptions.

     A Fund may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed or during certain other periods as permitted under the federal securities laws

MARKET TIMING ACTIVITIES

     Frequent purchases and redemptions of shares of any Fund by one or more Fund shareholders present various risks for other shareholders of the Fund, including dilution in the value of Fund shares held by long-term shareholders, disruption of the long-term focus of the Fund's investment program and increased operating expenses, particularly brokerage and other administrative costs. In addition, there are risks specific to particular Funds. For those Funds that invest in overseas markets, there may be risks associated with time-zone arbitrage. For other Funds with greater volatility, there may be risks associated with short-term trading designed to capitalize on significant changes in the Fund's net asset value over short periods of time.

     As a result, the P&R Trust Board of Trustees has adopted policies and procedures designed to discourage frequent trading of shares of any of the Funds by Fund shareholders. For each Fund, the Fund's administrator (the "Administrator") identifies frequent trading by examining the number of "round trips," i.e., purchases and redemptions, which occur within a specific time period. The number of round trips and the length of the time period to be scanned to identify such frequent trading may differ by Fund based on Fund experience and expectations based on Fund investment guidelines. If a pattern of frequent trading is thus identified in your account, the Administrator then determines if the value of the trades is of a size sufficient to affect the level of the Fund's operating expenses. If that is the case, you will then be sent a notice that future trading in your account may be restricted if the pattern of frequent trading persists. If the frequent trading pattern persists in your account without explanation or justification, the Fund will refuse any further purchase or exchange requests by you and will so notify you. It should be noted, however, that in certain circumstances it may not be practicable for the Fund to identify such market timing activities, such as redemptions of shares held in certain omnibus accounts or retirement plans since the Fund does not have the information on the individual transactions within the omnibus account or retirement plan.

     None of the Funds has any arrangement with any Fund shareholder to accommodate frequent purchases and redemptions of the Fund's shares. Finally, because it is not possible to identify and list all market timing abuses that may arise, you should know that each Fund reserves the right to reject a purchase or exchange request for any reason.

     Shares you have held the longest will always be redeemed first. Although each Fund has a goal of applying this redemption fee to most such redemptions, the redemption fee may not apply in certain circumstances where it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans that cannot implement the fee. Further, the Fund may not apply the redemption fee to certain types of redemptions that do not indicate market timing strategies, such as redemptions of shares through automatic non-discretionary rebalancing programs or systematic withdrawal plans, redemptions requested within thirty (30) days following the death or disability of the shareholder (or, if a trust, its beneficiary) or redemptions initiated by the Fund. The redemption fee does not apply to shares purchased through reinvested dividends or capital gains.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     The Funds declare and distribute dividends to shareholders annually. Each Fund distributes any net realized capital gains from the sale of portfolio securities at least once yearly. Each Fund pays dividend and capital gain distributions in the form of additional shares of the Fund at the

Prospectus                                                                    25


                             SHAREHOLDER INFORMATION

net asset value per share on the ex-dividend date, unless you elect to receive them in cash by so indicating on the applicable New Account Application, or in writing to the Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, or by calling 1-800-572-9336.

     Dividends paid by the Funds, and distributions paid by the Funds from long-term capital gains, are taxable to you. Any short-term capital gains or taxable interest income, therefore, will be taxable to you as ordinary income. The Funds may incur foreign income taxes in connection with some of their foreign investments, and may credit certain of these taxes to you. Your exchange or sale of any Fund's shares is a taxable event and may result in a capital gain or loss.

     Before purchasing shares of a Fund, you should carefully consider the impact of the dividends or capital gains distributions which the Fund expects to announce, or has announced. If you purchase shares shortly before the record date for a dividend or distribution, you will receive some portion of your purchase price back as a taxable dividend or distribution.

     Distributions may be subject to additional state and local taxes, depending on your particular situation. Consult your tax adviser with respect to the tax consequences to you of an investment in a Fund.

GENERAL INFORMATION

HOUSEHOLD DELIVERY OF PROSPECTUS AND ANNUAL AND SEMI-ANNUAL REPORTS. To reduce expenses, we may mail only one copy of the Prospectus and of each Annual and Semi-Annual Report to the address shared by two or more accounts. If you wish to receive individual copies of these documents, please call 1-800-572-9336, or write to Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611. We will begin sending you individual copies 30 days after receiving your request.

PRIVACY NOTICE. Each of the Funds respects the right of privacy of each of their shareholders. The Funds also believe that each shareholder expects the Funds to conduct and process shareholder business in an accurate and efficient manner, and at all times in compliance with applicable legal and regulatory requirements concerning the privacy of shareholder information. Please see Appendix B for the Privacy Notice applicable to the Funds directed to their shareholders.

SHAREHOLDER INQUIRIES. For information, call 1-800-572-9336, visit the Funds' Internet site, at payden.com or write to Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611.

26                                                           Payden Mutual Funds


                                   APPENDIX A

DESCRIPTION OF RATINGS

     The following summarizes the descriptions for some of the general ratings referred to in the Prospectus and Statement of Additional Information. Ratings represent only the opinions of the rating organizations about the safety of principal and interest payments, not market value. The rating of an issuer is heavily influenced by past developments and does not necessarily reflect probable future conditions. A lag frequently occurs between the time a rating is assigned and the time it is updated. Ratings are therefore general and are not absolute standards of quality.

CREDIT RATINGS -- GENERAL SECURITIES

     The following summarizes the descriptions for some of the general ratings referred to in the Prospectus and Statement of Additional Information. The descriptions for the ratings for municipal securities and commercial paper follow this section. Ratings represent only the opinions of these rating organizations about the quality of the securities which they rate. They are general and are not absolute standards of quality.

MOODY'S INVESTORS SERVICE, INC.

     The purpose of Moody's ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

BONDS

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this asset class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Rating Refinements: Moody's may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION

     A Standard & Poor's debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations: (a) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors' rights.

BONDS

     AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is extremely strong.

     AA: Bonds rated AA differ from the highest-rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is very strong.

Prospectus                                                                    27


                                   APPENDIX A

DESCRIPTION OF RATINGS (continued)

     A: Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is still strong.

     BBB: Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation (i.e., pay interest and repay principal).

     BB: Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal).

     B: Bonds rated B are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal). Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC: An obligation rated CC is currently highly vulnerable to nonpayment.

     C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     The Standard & Poor's ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

     r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

FITCH RATINGS

     Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

BONDS

     AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

     A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB: Bonds are considered to be of satisfactory credit quality. Ability to pay interest and principal is adequate. Adverse changes in economic conditions and circumstances are more likely to impair timely payment than higher rated bonds.

     BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist in the obligor satisfying its debt service requirements.

     B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

     CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

     C: Bonds are in imminent default in payment of interest or principal.

     DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued

28                                                           Payden Mutual Funds


                                   APPENDIX A

DESCRIPTION OF RATINGS (continued)

on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery. Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

CREDIT RATINGS -- MUNICIPAL SECURITIES AND COMMERCIAL PAPER

MOODY'S INVESTORS SERVICE, INC.

     The purpose of Moody's ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

U.S. TAX-EXEMPT MUNICIPALS

     Moody's ratings for U.S. Tax-Exempt Municipals range from Aaa to B and utilize the same definitional elements as are set forth in the Prospectus under the "Bonds" section of the Moody's descriptions.

     Advance refunded issues: Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct non-callable United States government obligations or non-callable obligations unconditionally guaranteed by the U.S. government are identified with a # (hatchmark) symbol, e.g., # Aaa.

MUNICIPAL NOTE RATINGS

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG), and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are of the best quality, enjoying strong protection from established cash flows for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG2/VMIG 2 are of high quality, with ample margins of protection, although not as large as the preceding group.

COMMERCIAL PAPER

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Prime-1: Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:
(a) leading market positions in well established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (e) well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Prime-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

STANDARD & POOR'S CORPORATION

     A Standard & Poor's debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations: (a) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors' rights.

MUNICIPAL BOND RATINGS

     AAA -- Prime Grade: These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

     General Obligations Bonds: In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

     Revenue Bonds: Debt service coverage has been, and is expected to remain, substantial, stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

Prospectus                                                                    29


                                   APPENDIX A

DESCRIPTION OF RATINGS (continued)

     AA -- High Grade: The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

     A -- Good Grade: Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. Regarding municipal bonds, the rating differs from the two higher ratings because:

     General Obligation Bonds: There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

     Revenue Bonds: Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appearance appears adequate.

     Rating Refinements: Standard & Poor's letter ratings may be modified by the addition of a plus (+) or a minus (-) sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

MUNICIPAL NOTE RATINGS

     Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

COMMERCIAL PAPER

     A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

FITCH RATINGS

     Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

COMMERCIAL PAPER

     F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment. Those issues regarded as having the strongest degree of assurance of repayment are denoted with a plus (+) sign designation.

30                                                           Payden Mutual Funds


                                   APPENDIX B

PAYDEN/WILSHIRE FUNDS PRIVACY NOTICE

The Payden/Wilshire Funds respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner and in compliance with applicable legal and regulatory requirements.

COLLECTION OF INFORMATION

     To meet those expectations, we must collect and maintain certain personal information about you. We may collect or capture nonpublic information about you from the following sources:

     -    The Fund application, or other forms;

     - Oral conversations or written correspondence between you and our representatives;

     -    Your transactions with us; and

     -    Electronic sources, such as our Internet site, or E-Mails.

INTERNAL ACCESS TO INFORMATION AND SAFEGUARDS

     We limit access to your personal and account information to those employees who need to know that information so that we can provide products and services to you. We also maintain physical, electronic and procedural safeguards to protect your nonpublic personal and account information. Finally, when we dispose of such information, we have in place policies and procedures to assure that such information is properly stored and shredded in the case of documentary material and erased in the case of electronic media so that in either case the information cannot be practicably read or reconstructed.

DISCLOSURE OF INFORMATION TO THIRD PARTIES

     WE DO NOT DISCLOSE ANY NONPUBLIC AND PERSONAL ACCOUNT INFORMATION ABOUT OUR CUSTOMERS, OR FORMER CUSTOMERS, TO ANYONE, EXCEPT AS PERMITTED BY LAW.

     In this regard, we may disclose such information to our affiliates, including the Funds' investment adviser, Payden & Rygel; administrator, Treasury Plus, Inc.; distributor, Payden & Rygel Distributors; and the sub-adviser, Wilshire Associates Incorporated. We also may disclose such information to unaffiliated third parties who are service providers to you or to the Funds, such as broker-dealers, transfer agents, custodians, or our mail processing firm. In each case, such disclosure is permitted by law, and the recipients are permitted to use it only as needed for us to provide agreed services to you. Further, we review the confidentiality policies and procedures of these third parties to satisfy ourselves that they are effective in protecting your confidential information. Finally, we may also disclose information to appropriate government agencies, and to others, as required by law or to prevent fraud.

Prospectus                                                                    31


                                   APPENDIX C

PAYDEN/WILSHIRE FUNDS FINANCIAL HIGHLIGHTS

This financial highlights table is intended to help you understand the financial performance of each of the Funds for the past five years, or if shorter, the period of the Fund's operations through October 31, 2008. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report, along with the Funds' most recent financial statements, is included in the Funds' 2008 Annual Report, which is available on request.

PAYDEN/WILSHIRE LONGEVITY FUND 2010+(1)
(For a Share Outstanding during the Periods Ended October 31st)

                                                                               2008        2007
                                                                             -------    ----------
Net asset value -- beginning of period                                       $ 10.61    $    10.00
                                                                             -------    ----------
Income (loss) from investment activities:
   Net investment income                                                        0.41          0.03
   Net realized and unrealized gains (losses)                                  (3.45)         0.57
   Reimbursement from affiliate for investment transactions                                   0.01
                                                                             -------    ----------
      Total from investment activities                                         (3.04)         0.60
                                                                             -------    ----------
Distributions to shareholders:
   From net investment income                                                  (0.15)
   From net realized gains                                                     (0.08)
                                                                             -------    ----------
      Total distributions to shareholders                                      (0.23)         0.00
                                                                             -------    ----------
Net asset value -- end of period                                             $  7.34    $    10.60
                                                                             =======    ==========
Total return(2)                                                               (29.22)%        6.10%
                                                                             =======    ==========
Ratios/supplemental data:
   Net assets, end of period                                                 $   627    $1,974,998
   Ratio of gross expense to average net assets(3)                             10.47%        13.70%
   Ratio of net expense to average net assets(3)                                1.01%         1.06%
   Ratio of investment income less gross expenses to average net assets(3)     (6.07)%      (11.55)%
   Ratio of net investment income to average net assets(3)                      3.39%         1.09%
   Portfolio turnover rate(3)                                                     53%           31%

(1)  Fund commenced operations on June 28, 2007.

(2)  Not annualized

(3)  Annualized

PAYDEN/WILSHIRE LONGEVITY FUND 2020+(1)
(For a Share Outstanding during the Periods Ended October 31st)

                                                                               2008        2007
                                                                             -------    ----------
Net asset value -- beginning of period                                       $ 10.61    $    10.00
                                                                             -------    ----------
Income (loss) from investment activities:
   Net investment income                                                        0.29          0.03
   Net realized and unrealized gains (losses)                                  (3.49)         0.58
   Reimbursement from affiliate for investment transactions                                   0.00(4)
                                                                             -------    ----------
      Total from investment activities                                         (3.20)         0.61
                                                                             -------    ----------
Distributions to shareholders:
   From net investment income                                                  (0.15)
   From net realized gains                                                     (0.08)
                                                                             -------    ----------
      Total distributions to shareholders                                      (0.23)         0.00
                                                                             -------    ----------
Net asset value -- end of period                                             $  7.18    $    10.61
                                                                             =======    ==========
Total return(2)                                                               (30.84)%        6.10%
                                                                             =======    ==========
Ratios/supplemental data:
   Net assets, end of period                                                 $ 1,696    $1,894,979
   Ratio of gross expense to average net assets(3)                              6.85%        13.49%
   Ratio of net expense to average net assets(3)                                0.96%         0.99%
   Ratio of investment income less gross expenses to average net assets(3)     (2.99)%      (11.60)%
   Ratio of net investment income to average net assets(3)                      2.90%         0.90%
   Portfolio turnover rate(3)                                                     86%           37%

(1)  Fund commenced operations on June 28, 2007.

(2)  Not annualized

(3)  Annualized

(4)  Amount is less than $0.005

32                                                           Payden Mutual Funds


                                   APPENDIX C

PAYDEN/WILSHIRE FUNDS FINANCIAL HIGHLIGHTS (continued)

PAYDEN/WILSHIRE LONGEVITY FUND 2030+(1)
(For a Share Outstanding during the Periods Ended October 31st)

                                                                               2008        2007
                                                                             -------    ----------
Net asset value -- beginning of period                                       $ 10.66    $    10.00
                                                                             -------    ----------
Income (loss) from investment activities:
   Net investment income                                                        0.25          0.01
   Net realized and unrealized gains (losses)                                  (3.95)         0.65
   Reimbursement from affiliate for investment transactions                                   0.00(4)
                                                                             -------    ----------
      Total from investment activities                                         (3.70)         0.66
                                                                             -------    ----------
Distributions to shareholders:
   From net investment income                                                  (0.14)
   From net realized gains                                                     (0.06)
                                                                             -------    ----------
      Total distributions to shareholders                                      (0.20)         0.00
                                                                             -------    ----------
Net asset value -- end of period                                             $  6.76    $    10.66
                                                                             =======    ==========
Total return(2)                                                               (35.39)%        6.60%
                                                                             =======    ==========
Ratios/supplemental data:
   Net assets, end of period                                                 $ 1,341    $2,830,782
   Ratio of gross expense to average net assets(3)                              6.55%        11.34%
   Ratio of net expense to average net assets(3)                                0.90%         0.92%
   Ratio of investment income less gross expenses to average net assets(3)     (2.94)%      (10.03)%
   Ratio of net investment income to average net assets(3)                      2.71%         0.39%
   Portfolio turnover rate(3)                                                     45%           34%

(1)  Fund commenced operations on June 28, 2007.

(2)  Not annualized

(3)  Annualized

(4)  Amount is less than $0.005

PAYDEN/WILSHIRE LONGEVITY FUND 2040+(1)
(For a Share Outstanding during the Periods Ended October 31st)

                                                                               2008        2007
                                                                             -------    ----------
Net asset value -- beginning of period                                       $ 10.71    $    10.00
                                                                             -------    ----------
Income (loss) from investment activities:
   Net investment income                                                        0.19         (0.01)
   Net realized and unrealized gains (losses)                                  (4.52)         0.72
   Reimbursement from affiliate for investment transactions
                                                                             -------    ----------
      Total from investment activities                                         (4.33)         0.71
                                                                             -------    ----------
Distributions to shareholders:
   From net investment income                                                  (0.13)
   From net realized gains                                                     (0.06)
                                                                             -------    ----------
      Total distributions to shareholders                                      (0.19)         0.00
                                                                             -------    ----------
Net asset value -- end of period                                             $  6.19    $    10.71
                                                                             =======    ==========
Total return(2)                                                               (41.10)%        7.10%
                                                                             =======    ==========
Ratios/supplemental data:
   Net assets, end of period                                                 $ 1,520    $2,194,683
   Ratio of gross expense to average net assets(3)                              6.61%        12.65%
   Ratio of net expense to average net assets(3)                                0.82%         0.84%
   Ratio of investment income less gross expenses to average net assets(3)     (3.82)%      (12.00)%
   Ratio of net investment income to average net assets(3)                      1.97%        (0.19)%
   Portfolio turnover rate(3)                                                     19%           43%

(1)  Fund commenced operations on June 28, 2007.

(2)  Not annualized

(3)  Annualized

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

                       THIS PAGE INTENTIONALLY LEFT BLANK

                               INVESTMENT ADVISER
                                 Payden & Rygel
                             333 South Grand Avenue
                          Los Angeles, California 90071

                                  ADMINISTRATOR
                               Treasury Plus, Inc.
                             333 South Grand Avenue
                          Los Angeles, California 90071

                                   DISTRIBUTOR
                           Payden & Rygel Distributors
                             333 South Grand Avenue
                          Los Angeles, California 90071

                                    CUSTODIAN
                           The Bank of New York Mellon
                                One Boston Place
                           Boston, Massachusetts 02109

                                 TRANSFER AGENT
                             UMB Fund Services, Inc.
                        803 West Michigan Street, Suite A
                           Milwaukee, Wisconsin 53233

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                              Deloitte & Touche LLP
                             111 South Wacker Drive
                             Chicago, Illinois 60606

                                     COUNSEL
                      Paul, Hastings, Janofsky & Walker LLP
                       515 South Flower Street, 25th Floor
                          Los Angeles, California 90071

                           (PAYDEN MUTUAL FUNDS LOGO)

FOR MORE INFORMATION ABOUT THE PAYDEN/WILSHIRE LONGEVITY FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS:

Annual and Semi-Annual Reports to shareholders for the Payden/Wilshire Longevity Funds contain detailed information on each Fund's investments. The Annual Report includes a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about each of the Funds, including operations and investment policies. It is incorporated by reference in this prospectus and is legally considered a part of the Prospectus.

You may obtain copies, free of charge, of each of the Annual and Semi-Annual Reports for the Funds and the SAI, or request other information and discuss your questions about any of the Funds, by calling toll-free (800) 572-9336, or by writing:

     Payden Mutual Funds
     P.O. Box 1611
     Milwaukee, WI 53201-1611

The SAI and Annual and Semi-Annual Reports are available, free of charge, on the Funds' Internet site, at payden.com.

Information about the Funds, including the SAI, can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission ("SEC") in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address, publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

The Payden & Rygel Investment Group: Investment Company Act File 811-6625

The Metzler/Payden Investment Group: Investment Company Act File 811-21085